EXECUTION COPY

FIRST AMENDMENT, dated as of October 9, 2009 (the “Amendment”), to the CREDIT AGREEMENT, dated as of October 10, 2008 (the “Credit Agreement”), among CHICAGO MERCANTILE EXCHANGE INC., a Delaware corporation (together with its successors and assigns, the “Company”) and a wholly owned subsidiary of CME GROUP INC., the Banks, BANK OF MONTREAL, as Administrative Agent (in such capacity, the “Administrative Agent”), and JPMORGAN CHASE BANK, N.A., as Collateral Agent (in such capacity, the “Collateral Agent”).

W I T N E S S E T H :

WHEREAS, pursuant to the Credit Agreement, the Banks have agreed to extend credit to the Company on the terms set forth in the Credit Agreement;

WHEREAS, the Company has requested that the Banks approve certain amendments to the Credit Agreement; and

WHEREAS, pursuant to such request, the Banks have consented to amend the Credit Agreement pursuant to the terms and conditions contained herein;

NOW, THEREFORE, the parties hereto hereby agree as follows:
SECTION 1.	DEFINITIONS.

1.1 Defined Terms. Terms defined in the Credit Agreement and used herein shall have the meanings given to them in the Credit Agreement unless otherwise defined herein or the context otherwise requires.

SECTION 2.	AMENDMENTS.

	2.1	Amendment of Article I (Definitions).

(a) Article I of the Credit Agreement is hereby amended by adding the following terms in the proper alphabetical order:

“First Amendment” means the First Amendment dated as of October 9, 2009 to this Credit Agreement.

“First Amendment Effective Date” means October 9, 2009.

(b) The definition of “Revolving Credit Termination Date” in Article I of the Credit Agreement is hereby amended by deleting the phrase “October 9, 2009” and replacing it with the phrase “December 9, 2009”.

2.2 Amendment of Section 2.8 (Upfront Fee; Commitment Fee). (a) Subsection (b) of Section 2.8 of the Credit Agreement is hereby amended by deleting the phrase “to and including the Revolving Credit Termination Date” and replacing it with the phrase “to and including October 9, 2009”.

(b) Section 2.8 of the Credit Agreement is hereby amended by inserting the following new subsection (c) at the end thereof:

(c) From October 10, 2009 to and including the Revolving Credit Termination Date, the Company agrees to pay to the Administrative Agent for the ratable account of the Banks a commitment fee of 15/100 of 1% per annum (on the basis of a year consisting of 360 days for actual days elapsed) on the daily amount of each such Bank’s ratable share (determined in proportion to its respective Commitment) of the excess of (i) the amount of the Aggregate Commitment over (ii) the aggregate principal amount of all outstanding Advances of the Banks, payable in arrears on the last day of each November, February, May and August after the First Amendment Effective Date, as applicable, and on the Revolving Credit Termination Date, commencing on the first of such dates to occur after the First Amendment Effective Date.

SECTION 3. MISCELLANEOUS.

3.1 Conditions to Effectiveness. This Amendment shall become effective on the date (the “First Amendment Effective Date”) on which:

(a) Amendment. The Administrative Agent shall have received this Amendment, executed and delivered by a duly authorized officer of each of the Company and each of the Banks.

(b) Acknowledgment and Confirmation. The Administrative Agent shall have received the Acknowledgment and Confirmation, substantially in the form of Exhibit A hereto, executed and delivered by an authorized officer of the Company, for itself and as Member Attorney-in-Fact on behalf of each grantor named therein, and the New York Mercantile Exchange, Inc., as Member Attorney-in-Fact on behalf of each grantor named therein.

(c) Payment of Fees, Expenses. The Company shall have paid all fees and expenses as required pursuant to subsection 3.6 of this Amendment.

3.2 Representation and Warranties. After giving effect to the amendments contained herein, on the First Amendment Effective Date the Company hereby confirms that the representations and warranties set forth in Article VI of the Credit Agreement are true and correct in all material respects (except to the extent such representations and warranties specifically refer to an earlier date); provided that each reference in such Article VI to “this Agreement” shall be deemed to include this Amendment and the Credit Agreement, as amended by this Amendment.

3.3 Continuing Effect; No Other Waivers or Amendments. This Amendment shall not constitute an amendment or waiver of or consent to any provision of the Credit Agreement and the other Loan Documents not expressly referred to herein and shall not be construed as an amendment, waiver or consent to any action on the part of the Company that would require an amendment, waiver or consent of the Administrative Agent or the Banks except as expressly stated herein. Except as expressly amended hereby, the provisions of the Credit Agreement and the other Loan Documents are and shall remain in full force and effect in accordance with their terms.

3.4 No Default. No Default shall have occurred and be continuing as of the First Amendment Effective Date after giving effect to this Amendment.

3.5 Counterparts. This Amendment may be executed in any number of separate counterparts by the parties hereto (including by telecopy or via electronic mail), each of which counterparts when so executed shall be an original, but all the counterparts shall together constitute one and the same instrument.

3.6 Payment of Fees and Expenses. The Company agrees to pay or reimburse the Administrative Agent and the Collateral Agent for all of its reasonable out-of-pocket costs and reasonable expenses incurred in connection with this Amendment, any other documents prepared in connection herewith and the transactions contemplated hereby, including, without limitation, the reasonable fees and disbursements of Simpson Thacher & Bartlett LLP invoiced as of October 9, 2009. The Company also agrees to pay to each Bank that consents to this Amendment (by delivering to the Administrative Agent an executed counterpart hereof) by the specified consent deadline an amendment fee equal to 0.02% of the sum of such Bank’s outstanding Loans and Commitment, which amendment fee shall be payable on the First Amendment Effective Date.

3.7 GOVERNING LAW. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES UNDER THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH THE LAWS OF THE STATE OF ILLINOIS.

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed and delivered by their respective duly authorized officers as of the date first above written.

CHICAGO MERCANTILE EXCHANGE INC.

By: /s/ Kim Taylor

Name: Kim Taylor

Title: President, CME Clearing

BANK OF MONTREAL,

individually and as Administrative Agent

By: /s/ Linda C. Haven

Name: Linda C. Haven Title: Managing Director

First Amendment dated as of October 9, 2009 to the Chicago Mercantile Exchange Inc. Credit Agreement dated as of October 10, 2008

JP MORGAN CHASE BANK N.A., individually and as collateral agent

By: /s/ Alexeev J. Taboas

Name: Alexeev J. Taboas
Title: Vice President, JPMorgan Chase Bank, N.A.

First Amendment dated as of October 9, 2009 to the Chicago Mercantile Exchange Inc. Credit Agreement dated as of October 10, 2008

CITIGROUP USA, INC.

By: /s/ William R. Mandaro

Name: William R. Mandaro
Title: Director

First Amendment dated as of October 9, 2009 to the Chicago Mercantile Exchange Inc. Credit Agreement dated as of October 10, 2008

THE BANK OF TOKYO-MITSUBISHI UFJ, LTD., NEW YORK BRANCH

By: /s/ Chimie T. Pemba

Name: Chimie T. Pemba
Title: Authorized Signatory

First Amendment dated as of October 9, 2009 to the Chicago Mercantile Exchange Inc. Credit Agreement dated as of October 10, 2008

BANK OF AMERICA, N.A.

By: /s/ Maryanne Fitzmaurice

Name: Maryanne Fitzmaurice
Title: Senior Vice President

First Amendment dated as of October 9, 2009 to the Chicago Mercantile Exchange Inc. Credit Agreement dated as of October 10, 2008

PNC BANK N.A.

By: /s/ Christine Lavelle

Name: Christine Lavelle
Title: Vice President

First Amendment dated as of October 9, 2009 to the Chicago Mercantile Exchange Inc. Credit Agreement dated as of October 10, 2008

THE BANK OF NEW YORK MELLON

By: /s/ Thomas Caruso

Name: Thomas Caruso
Title: First Vice President

First Amendment dated as of October 9, 2009 to the Chicago Mercantile Exchange Inc. Credit Agreement dated as of October 10, 2008

FIFTH THIRD BANK, an Ohio Banking Corporation, Successor by Merger to Fifth Third Bank, a Michigan Banking Corporation

By: /s/ Joseph A. Wemhoff

Name: Joseph A. Wemhoff
Title: Vice President

First Amendment dated as of October 9, 2009 to the Chicago Mercantile Exchange Inc. Credit Agreement dated as of October 10, 2008

STATE STREET BANK AND TRUST COMPANY

By: /s/ Juan G. Sierra

Name: Juan G. Sierra
Title: Vice President

First Amendment dated as of October 9, 2009 to the Chicago Mercantile Exchange Inc. Credit Agreement dated as of October 10, 2008

U.S. BANK NATIONAL ASSOCIATION

By: /s/ Kathleen D. Schurr

Name: Kathleen D. Schurr
Title: Vice President

First Amendment dated as of October 9, 2009 to the Chicago Mercantile Exchange Inc. Credit Agreement dated as of October 10, 2008

WELLS FARGO BANK, N.A.

By: /s/ David J. Bendel

Name: David J. Bendel
Title: Vice President

First Amendment dated as of October 9, 2009 to the Chicago Mercantile Exchange Inc. Credit Agreement dated as of October 10, 2008

HSBC BANK USA NA

By: /s/ Paul Lopez

Name: Paul Lopez
Title: Senior Vice President

First Amendment dated as of October 9, 2009 to the Chicago Mercantile Exchange Inc. Credit Agreement dated as of October 10, 2008

BROWN BROTHERS HARRIMAN & CO.

By: /s/ John C. Santos, Jr.

Name: John C. Santos, Jr.
Title: Managing Director

EXHIBIT A

FORM OF ACKNOWLEDGMENT AND CONFIRMATION

1. Reference is made to the First Amendment, dated as of October 9, 2009 (the “First Amendment”) to the Credit Agreement, dated as of October 10, 2008 (the “Credit Agreement”), among CHICAGO MERCANTILE EXCHANGE INC., a Delaware corporation (together with its successors and assigns, the “Company”) and a wholly owned subsidiary of CME GROUP INC., the Banks, BANK OF MONTREAL, as Administrative Agent (in such capacity, the “Administrative Agent”), and JPMORGAN CHASE BANK, N.A., as Collateral Agent (in such capacity, the “Collateral Agent”).

2. The Credit Agreement is being amended pursuant to the First Amendment. Each of the parties hereto hereby agrees, with respect to each Loan Document to which it is a party:

(a) all of its obligations, liabilities and indebtedness under each such Loan Document shall remain in full force and effect on a continuous basis after giving effect to the First Amendment; and

(b) all of the Liens and security interests created and arising under each such Loan Document remain in full force and effect on a continuous basis, and the perfected status and priority of each such Lien and security interest continues in full force and effect on a continuous basis, unimpaired, uninterrupted and undischarged, after giving effect to the First Amendment as collateral security for its obligations, liabilities and indebtedness under the Credit Agreement.

3. THIS ACKNOWLEDGMENT AND CONFIRMATION SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF ILLINOIS.

4. This Acknowledgment and Confirmation may be executed by one or more of the parties hereto on any number of separate counterparts (including by telecopy or electronic mail), and all of said counterparts taken together shall be deemed to constitute one and the same instrument.

[rest of page intentionally left blank]IN WITNESS WHEREOF, the parties hereto have caused this Acknowledgment and Confirmation to be duly executed and delivered by their proper and duly authorized officers as of the day and year first above written.

CHICAGO MERCANTILE EXCHANGE INC.

By:
Name:
Title:

[LIST CME CLEARING MEMBERS]

By: CHICAGO MERCANTILE EXCHANGE INC.,

as Member Attorney-in-Fact

By:
Name:
Title:

[LIST NYMEX CLEARING MEMBERS]

By: NEW YORK MERCANTILE EXCHANGE, INC.,

as Member Attorney-in-Fact

By:
Name:
Title: